August 31, 1999

FIRSTHAND FUNDS SUPPLEMENT TO PROSPECTUS DATED AUGUST 31, 1999

Until the closing of a restructuring of the Investment Adviser, expected to occur during September 1999, the Investment Adviser is controlled by Kendrick W. Kam and Kevin M. Landis. Mr. Kam and Mr. Landis have served as co-portfolio managers of the Technology Value Fund since the Fund's inception in 1994. Mr. Landis is also the portfolio manager of the Technology Leaders Fund and the Technology Innovators Fund. Following the closing, Mr. Landis will be the sole remaining control person of the Adviser and Mr. Kam will continue as a co-portfolio manager of the Technology Value Fund until September 30, 1999. Following that date Mr. Kam will not be a portfolio manager of the Technology Value Fund, but will be a consultant to the Investment Adviser for a period of at least four years.

Also,  in  order  to  avoid  shareholder  confusion,   the  Investment  Adviser,
Interactive Research Advisers, Inc., will be changing its name to Firsthand Capital Management, Inc., during September 1999.